EQ ADVISORS TRUSTSM – EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO – Class IA and IB Shares

SUPPLEMENT DATED JULY 31, 2012 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2012

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2012 of the EQ/Franklin Templeton Allocation Portfolio (“Portfolio”) of the EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or you can view, print and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about (i) changes to the benchmark information for the Portfolio; and (ii) additional risks and related information associated with these changes.

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The legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2012, as supplemented July 31, 2012; Statement of Additional Information (“SAI”), dated May 1, 2012, as supplemented: May 4, 2012, May 15, 2012 and July 19, 2012; and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2011 are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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On June 7, 2012, the Board of Trustees of the Trust (“Board”) approved: (i) a change of one of the Portfolio’s benchmark indexes from the Barclays U.S. Aggregate Bond Index to the Barclays Intermediate U.S. Government/Credit Index; and (ii) the elimination of the Morgan Stanley Capital International (“MSCI”) EAFE® Index (Europe, Australasia, Far East) as a benchmark index. In addition, on that date, the Board approved an additional benchmark created by the Portfolio’s manager, AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) to show how the Portfolio’s performance compares with the return of a blended index that more closely reflects the returns of asset classes in which the Portfolio invests.

Information in the section of the Prospectus entitled “Investments, Risks and Performance – The Principal Risks” is revised to include the following additional risk:

Custom Benchmark Risk: Portions of a benchmark against which the Portfolio’s performance is measured, the Volatility Managed Index – International (“VMI-International”), and Volatility Managed Index-Large Cap Core (“VMI-LCC”), were created by the Manager to show how the Portfolio’s performance compares with the returns of a volatility managed index. There is no guarantee that the Portfolio will outperform these benchmarks.

Information in the section of the Prospectus entitled “Investments, Risks, and Performance – Risk/Return Bar Chart and Table - Average Annual Total Returns” is deleted in its entirety and replaced with the following information:

Average Annual Total Returns
	One Year	Five Years	Since Inception (April 30, 2007)
EQ/Franklin Templeton Allocation Portfolio – Class IA Shares	-3.81%	-2.53%	-2.13%
EQ/Franklin Templeton Allocation Portfolio – Class IB Shares	-3.93%	-2.74%	-2.35%
S&P 500 Index	5.45%	0.22%	0.55%
Barclays Intermediate U.S. Government/Credit Index (“BIG/C”)	5.42%	6.01%	5.69%
66% VMI–LCC / 17% VMI – International / 17% BIG/C	-0.19%	3.00%	n/a
Barclays U.S. Aggregate Bond Index+	7.47%	6.79%	6.35%
MSCI EAFE Index++	-13.83%	-6.10%	-5.57%

+ Effective June 30, 2012, the Portfolio changed one of its broad-based benchmarks from the Barclays U.S. Aggregate Bond Index to the Barclays Intermediate U.S. Government/Credit Index. The Portfolio changed its benchmark because the investment manager believes the new benchmark represents a better comparison against which to measure the Portfolio’s performance. Performance information for the Portfolio shown above is as of June 30, 2012.

++ Effective June 30, 2012, the Portfolio will no longer compares its performance to that of the MSCI EAFE Index.